UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 5, 2005 (August 12, 2005)
SPRINT NEXTEL CORPORATION
(Exact name of registrant as specified in its charter)

Kansas	1-04721	48-0457967
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2001 Edmund Halley Drive, Reston, Virginia	20191
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:            (703) 433 - 4000

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.
                    The following exhibits to Sprint Nextel Corporation’s current report on Form 8-K filed on August 18, 2005 are being refiled pursuant to this current report on Form 8-K/A: (i) the financial statement schedules included as part of Exhibit 99.17; and (ii) Exhibit 99.18 in its entirety.

(b)	Pro Forma Financial Information.

Not required.

(c)	Exhibits.

The following exhibits are filed with this report:

	Exhibit No.	Exhibit Description

	99.17	Schedules I and II to the audited consolidated financial statements included in Nextel’s annual report on Form 10-K for the year ended December 31, 2004.

	99.18	Unaudited condensed consolidated financial statements of Nextel and its subsidiaries included in Nextel’s quarterly report on Form 10-Q for the quarter ended June 30, 2005, filed on July 29, 2005.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPRINT NEXTEL CORPORATION
/s/ Gary D. Begeman
By: Gary D. Begeman Vice President

Date: December 5, 2005

EXHIBIT INDEX

Exhibit No.	Description
99.17	Schedules I and II to the audited consolidated financial statements included in Nextel’s annual report on Form 10-K for the year ended December 31, 2004.

99.18	Unaudited condensed consolidated financial statements of Nextel and its subsidiaries included in Nextel’s quarterly report on Form 10-Q for the quarter ended June 30, 2005, filed on July 29, 2005.

3